UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	June 8, 2006

Bell Industries, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

California	001-11471	95-2039211
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1960 E. Grand Avenue, Suite #560, El Segundo, California		90245
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	310-563-2355

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On June 6, 2006, Charles S. Troy notified Bell Industries, Inc. ("the Company") of his resignation, effective immediately, as a Corporate Officer. Mr. Troy has been a vice president of the Company since 1997 and was the managing director of the Company’s J.W. Miller division prior to the Company’s sale of the J.W. Miller division to Bourns, Inc. on April 28, 2006. Mr. Troy will continue to be an employee of the Company and perform various duties at a reduced level of compensation.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Bell Industries, Inc.

June 8, 2006	By:	/s/ John A. Fellows

Name: John A. Fellows
Title: President & Chief Executive Officer